NORTHERN FUNDS Tax-Advantaged Ultra-Short Fixed Income Fund

Summary Prospectus | July 31, 2025	Shares Class: NTAUX

Before you invest, you may want to review the Fund’s complete Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s complete Prospectus, reports to shareholders, and other information about the Fund online at northerntrust.com/prospectus. You can also get this information at no cost by calling 800-595-9111 or by sending an e-mail request to northern-funds@ntrs.com. If you purchase shares of the Fund through a financial intermediary (such as a bank or a broker-dealer), the complete Prospectus and other information are also available from your financial intermediary. The Fund’s complete Prospectus and Statement of Additional Information, both dated July 31, 2025, as supplemented, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to maximize total return (capital appreciation and income), adjusted for the federal maximum tax rate, to the extent consistent with preservation of principal.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a financial intermediary for transactions in Shares Class shares, which are not reflected in the tables or the examples below.

Shareholder Fees (fees paid directly from your investment)

None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Shares Class

Management Fees	0.23%

Other Expenses	0.05%

Transfer Agent Fees	0.04%

Other Operating Expenses	0.01%

Acquired Fund Fees and Expenses(1)	0.01%

Total Annual Fund Operating Expenses(1)	0.29%

Expense Reimbursement(2)	(0.03)%

Total Annual Fund Operating Expenses After Expense Reimbursement(2)	0.26%

(1)

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets as reported in the “Financial Highlights” section of the Prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(2)

Northern Trust Investments, Inc. (“NTI”) has contractually agreed to reimburse a portion of the operating expenses of the Fund so that after such reimbursement the Total Annual Fund Operating Expenses of the Fund (excluding (i) acquired fund fees and expenses; (ii) the compensation paid to each Independent Trustee of the Trust; (iii) expenses of third party consultants engaged by the Board of Trustees; (iv) membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; (v) expenses in connection with the negotiation and renewal of the revolving credit facility; and (vi) extraordinary expenses and interest) do not exceed 0.25%. NTI has also contractually agreed to reimburse the management fees payable by the Fund in an amount equal to the net management fee NTI earns on the amount invested by the Fund in money market funds managed by NTI. These contractual limitations may not be terminated before July 31, 2026 without the approval of the Board of Trustees.

EXAMPLE

The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Shares Class	$27	$90	$160	$365

PORTFOLIO TURNOVER. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.69% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will, under normal circumstances, invest primarily (and not less than 80% of its net assets) in fixed-income securities. These include:

∎	Obligations of U.S. state and local governments, and foreign governments;

∎	Obligations of the U.S. government or its agencies, instrumentalities or sponsored enterprises;

∎	Commercial paper and other obligations of domestic and foreign banks and corporations;

∎	Zero coupon bonds, debentures, preferred stock and convertible securities;

∎	Inflation-indexed securities;

∎	Mortgage and other asset-backed securities; and

∎	Repurchase agreements relating to the above instruments.

NF SUM NTAUX (7/25)	SUMMARY PROSPECTUS	1	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

The Fund invests in investment grade domestic debt obligations (i.e., obligations rated within the top four rating categories by a Nationally Recognized Statistical Rating Organization (“NRSRO”) or of comparable quality as determined by NTI). Credit ratings are determined at the time of purchase. The Fund’s average portfolio quality is expected to be “A” or better. The Fund will focus primarily on U.S. securities, but may also invest in fixed-income securities of foreign issuers. The Fund’s investments in foreign securities will consist only of U.S. dollar-denominated securities.

The Fund seeks to provide investors in higher tax brackets with more after-tax yield than a money market fund with the potential for capital appreciation. The Fund is not a money market fund, and its Net asset value (“NAV”) will fluctuate.

The Fund seeks to maximize after-tax returns by pursuing what NTI believes to be the best net after-tax total return opportunities in both taxable and tax-exempt securities for an investor in the maximum federal tax bracket. For example, during certain market cycles a two-year corporate security may offer a significantly higher yield to maturity both gross of taxes and net of the highest federal tax rate versus a two-year tax-exempt municipal security. In this situation, the Fund may purchase the corporate security if a clear net of tax yield advantage can be determined over tax-exempt municipal alternatives. The Adviser will seek to capture such net of tax yield advantages on an opportunistic basis within the Fund’s maturity limitations described below.

The Fund currently anticipates that it will invest at least 50% of its total assets in municipal securities and other related investments, the income from which is exempt from regular U.S. federal income tax.

The Fund is not limited in the amount of its assets that may be invested in alternative minimum tax (“AMT”) obligations (also known as private activity bonds), which pay interest that may be treated as an item of tax preference to shareholders under the federal AMT.

The Fund’s dollar-weighted average maturity, under normal circumstances, will range between six and eighteen months. Under normal circumstances, the Fund will invest only in securities with a duration of three years or less at the time of purchase. NTI may adjust the Fund’s holdings based on actual or anticipated changes in interest rates or credit quality, and may shorten the Fund’s duration below six months based on NTI’s interest rate outlook or adverse market conditions.

The Fund may also invest in securities that are subject to resale restrictions such as those contained in Rule 144A promulgated under the Securities Act of 1933.

In buying and selling securities for the Fund, NTI uses a relative value approach. This approach involves an analysis of general economic and market conditions. It also involves the use of models that analyze and compare expected returns and assumed risks. Under the relative value approach, NTI will emphasize particular securities and types of securities (such as general obligation bonds, corporate-backed municipal bonds, revenue obligation bonds, and other municipal securities, treasury, agency, asset-backed, mortgage-backed and corporate securities) that the team believes will provide a favorable net after-tax return in light of these risks.

In seeking to achieve its investment objective, the Fund may invest in U.S. Treasury futures, which are considered to be derivative instruments, for various purposes, including to manage duration, credit and interest rate risks, and for cash management.

PRINCIPAL RISKS

As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s NAV, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.

MARKET RISK is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, elevated levels of government debt, changes in interest rates, lack of liquidity in the bond or equity markets or volatility in the equity markets. Market disruptions caused by local or regional events such as financial institution failures, changes in trade regulation or economic sanctions, internal unrest and discord, war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to risks described elsewhere in this summary will likely increase.

MUNICIPAL INVESTMENTS RISK is the risk of a municipal security that generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. The Fund may be more sensitive to adverse economic, business, political or public health developments if it focuses its assets in municipal bonds that are issued to finance similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, in particular types of municipal securities (such as general obligation bonds, private activity bonds and moral obligation bonds), or in municipal securities of a particular state or territory. In addition, changes in the financial condition of an individual municipal issuer can affect the overall municipal market. While income earned on municipal securities is generally not subject to federal tax, the failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities. The secondary market for municipal obligations also tends to be less well-

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	2	SUMMARY PROSPECTUS

developed and less liquid than many other securities markets, which may limit the Fund’s ability to sell its municipal obligations at attractive prices, especially on short notice. There may be less publicly available information about the financial condition of municipal security issuers than for issuers of other types of securities. As a result, municipal securities may be more difficult to value accurately. Further, decreased inventories of municipal securities held by brokers and dealers can lessen their ability to make a market in these securities and result in increased municipal security price volatility and trading costs, particularly during periods of economic or market stress.

CREDIT (OR DEFAULT) RISK is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a repurchase or other transaction, to meet its principal or interest payments or other financial obligations in a timely manner will adversely affect the value of the Fund’s investments and its returns. Changes in an issuer’s financial strength, the market’s perception of an issuer’s creditworthiness, or in the credit rating of the issuer or the security may also affect the value of the Fund’s investment in that issuer.

INTEREST RATE RISK is the risk that during periods of rising interest rates, the market value of a Fund’s securities will tend to be lower than prevailing market rates and in periods of falling interest rates, the market value of a Fund’s securities will tend to be higher. A Fund’s yield will vary as short-term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. In general, securities with longer maturities or durations are more sensitive to interest rate changes. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions for the Fund. During periods when inflation rates are high or rising, or during periods of low interest rates, the Fund may be subject to a greater risk of rising interest rates. Interest rate changes can be sudden and unpredictable and may have unpredictable effects on the markets and the Fund’s investments, may result in heightened market volatility, may impact the liquidity of fixed-income securities and of the Fund, and may detract from Fund performance.

ALTERNATIVE MINIMUM TAX RISK is the risk that a portion of the Fund’s otherwise tax-exempt income may be taxable to those shareholders subject to the federal alternative minimum tax.

MANAGEMENT RISK is the risk that a strategy used by the Fund’s investment adviser may fail to produce the intended results or that imperfections, errors or limitations in the tools and data used by the investment adviser may cause unintended results.

ASSET-BACKED AND MORTGAGE-BACKED SECURITIES RISK Asset-backed and mortgage-backed securities may be less liquid than other bonds, and may be more sensitive than other bonds to the market’s perception of issuers and creditworthiness of payees, particularly in declining general economic conditions when concern regarding mortgagees’ ability to pay (e.g., the ability of homeowners, commercial mortgagees, consumers with student loans, automobile loans or credit card debtholders to make payments on the underlying loan pools) rises, which may result in the Fund experiencing difficulty selling or valuing these securities. In addition, these securities may not be backed by the full faith and credit of the U.S. government, have experienced extraordinary weakness and volatility at various times in recent years, and may decline quickly in the event of a substantial economic or market downturn. Those asset-backed and mortgage-backed securities that are guaranteed as to the timely payment of interest and principal by a government entity, are not guaranteed as to market price, which will fluctuate. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain asset-backed and mortgage-backed securities.

An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. Privately issued mortgage-backed securities and asset-backed securities may be less liquid than other types of securities and the Fund may be unable to sell these securities at the time or price it desires. During periods of market stress or high redemptions, the Fund may be forced to sell these securities at significantly reduced prices, resulting in losses. Liquid privately issued mortgage-backed securities and asset-backed securities can become illiquid during periods of market stress. Privately issued mortgage-related securities are not subject to the same underwriting requirements as those with government or government-sponsored entity guarantees and, therefore, mortgage loans underlying privately issued mortgage-related securities may have less favorable collateral, credit risk, liquidity risk or other underwriting characteristics, and wider variances in interest rate, term, size, purpose and borrower characteristics. The Fund may invest in mortgage pools that include subprime mortgages, which are loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. Liquidity and credit risks are even greater for mortgage pools that include subprime mortgages.

SOVEREIGN DEBT RISK is the risk that the Fund may invest in securities issued or guaranteed by foreign governmental entities (known as sovereign debt securities). These investments are subject to the risk of payment delays or defaults, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, large debt positions relative to the country’s economy or failure to implement economic reforms. There is no legal or bankruptcy process for collecting sovereign debt.

ZERO COUPON OR PAY-IN-KIND SECURITIES RISK The value, interest rates, and liquidity of non-cash paying instruments, such as zero coupon and pay-in-kind securities, are subject to greater fluctuation than other types of securities. The higher yields and interest rates on pay-in-kind securities reflect the payment deferral and increased credit risk associated with such instruments and that such investments may represent a higher credit risk than loans that periodically pay interest.

CONVERTIBLE SECURITIES RISK The market values of convertible securities are affected by market interest rates, the risk of actual issuer default on interest or principal payments and the value of the underlying common stock into which the convertible security may be converted. Additionally, a convertible security is subject to the same types of market and issuer risks as apply to the underlying common stock. Certain convertible securities are subject to involuntary conversions and may undergo principal write-downs upon the occurrence of triggering events, and, as a result, are subject to an increased risk of loss. Convertible securities may be rated below investment grade.

SUMMARY PROSPECTUS	3	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

PREFERRED SECURITIES RISK Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Preferred securities also may be subordinated to bonds or other debt instruments, subjecting them to a greater risk of non-payment, may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer.

REPURCHASE AGREEMENTS RISK is the risk that the counterparty may default on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement, which may cause the Fund to lose money. This risk is magnified to the extent that a repurchase agreement is secured by securities other than cash or U.S. Government securities.

DEBT EXTENSION RISK is the risk that when interest rates rise an issuer will exercise its right to pay principal on certain debt securities held by the Fund later than expected. This will cause the value of the security, and the Fund’s NAV, to decrease, and the Fund may lose opportunities to invest in higher yielding securities.

RESTRICTED SECURITIES RISK is the risk that limitations on the resale of restricted securities or other securities exempt from certain registration requirements, such as Rule 144A securities, may have an adverse effect on their marketability and may prevent the Fund from disposing of them promptly or at desirable prices. There can be no assurance that a trading market will exist at any time for any particular restricted security. Transaction costs may be higher for restricted securities and such securities may be difficult to value and may have significant volatility.

FOREIGN SECURITIES RISK is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to less liquid markets and adverse economic, political, diplomatic, financial, and regulatory factors. Foreign governments may impose limitations on foreigners’ ownership of interests in local issuers, restrictions on the ability to repatriate assets, and may also impose taxes. Any of these events could cause the value of the Fund’s investments to decline. Foreign banks, agents and securities depositories that hold the Fund’s foreign assets may be subject to little or no regulatory oversight over, or independent evaluation, of their operations. Additional costs associated with investments in foreign securities may include higher custodial fees than those applicable to domestic custodial arrangements and transaction costs of foreign currency conversions. Unless the Fund has hedged its foreign currency exposure, foreign securities risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Currency hedging strategies, if used, are not always successful. For instance, forward foreign currency exchange contracts, if used by the Fund, could reduce performance if there are unanticipated changes in currency exchange rates.

INFLATION-INDEXED SECURITIES RISK is the risk that interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced.

PREPAYMENT (OR CALL) RISK is the risk that an issuer could exercise its right to pay principal on callable debt securities held by the Fund earlier than expected. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds in lower yielding securities, which may reduce the Fund’s returns. The Fund may also lose any premium it paid to purchase the securities.

U.S. GOVERNMENT SECURITIES RISK is the risk that the U.S. government will not provide financial support to its agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. Certain U.S. government securities purchased by the Fund are neither issued nor guaranteed by the U.S. Treasury and, therefore, may not be backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that the issuers of such securities will not have the funds to meet their payment obligations in the future.

DERIVATIVES RISK is the risk that derivatives may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.

∎

FUTURES CONTRACTS RISK is the risk that there will be imperfect correlation between the change in market value of the Fund’s securities and the price of futures contracts, which may result in the strategy not working as intended; the possible inability of the Fund to sell or close out a futures contract at the desired time or price; losses due to unanticipated market movements, which potentially are unlimited; and the possible inability of the Fund’s investment adviser to correctly predict the direction of securities’ prices, interest rates, currency exchange rates and other economic factors, which may make the Fund’s returns more volatile or increase the risk of loss.

SECURITIES LENDING RISK is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.

As with any mutual fund, it is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	4	SUMMARY PROSPECTUS

FUND PERFORMANCE

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing (A) changes in the performance of the Fund from year to year, and (B) how the average annual total returns of the Fund compare to those of a broad-based securities market index, two style-specific indices (reflecting the market segments in which the Fund invests) and a custom blended benchmark that reflects the investment instruments in which the Fund invests, in that order.

The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

Updated performance information for the Fund is available and may be obtained on the Fund’s website at northerntrust.com/funds or by calling 800-595-9111.

CALENDAR YEAR TOTAL RETURN*

* Year to date total return for the six months ended June 30, 2025 was 1.83%. For the periods shown in the bar chart above, the highest quarterly return was 1.80% in the fourth quarter of 2023, and the lowest quarterly return was (1.46)% in the first quarter of 2022.

AVERAGE ANNUAL TOTAL RETURN

(For the periods ended December 31, 2024)

	1-Year	5-Year	10-Year
Shares Class
Returns before taxes	3.80%	1.78%	1.48%
Returns after taxes on distributions	3.31%	1.51%	1.26%
Returns after taxes on distributions and sale of Fund shares	3.19%	1.51%	1.25%
Bloomberg U.S. Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	1.05%	0.99%	2.25%
ICE BofA 6-12 Month Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	3.19%	1.63%	1.29%
ICE BofA 1-3 Year US Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	2.59%	1.25%	1.29%
75% ICE BofA 6-12 Month Municipal Securities Index and 25% ICE BofA 1-3 Year US Municipal Securities Index (reflects no deduction for fees, expenses, or taxes)	3.00%	1.52%	1.30%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns after taxes on distributions and sale of Fund shares to be greater than the Returns after taxes on distributions or even the Returns before taxes.

MANAGEMENT

INVESTMENT ADVISER AND PORTFOLIO MANAGER. NTI, an indirect subsidiary of Northern Trust Corporation, serves as the investment adviser of the Tax-Advantaged Ultra-Short Fixed Income Fund. Adam M. Shane, CFA, Timothy Blair, CFA, Bilal Memon, and Morten Olsen, each a Senior Vice President of NTI, have been managers of the Fund since July 2022, July 2023, July 2023, and July 2024, respectively. The Northern Trust Company, an affiliate of NTI, serves as transfer agent, custodian, securities lending agent, and sub-administrator to the fund.

PURCHASE AND SALE OF FUND SHARES

You may purchase Shares Class shares of the Fund by opening an account directly with Northern Funds (the “Trust”) with a minimum initial investment of $2,500 in the Fund ($500 for an IRA; $250 under the Automatic Investment Plan; and $500 for employees of Northern Trust and its affiliates). The minimum subsequent investment is $50 (except for reinvestments of distributions for which there is no minimum). The Fund reserves the right to waive these minimums. You may also purchase Shares Class shares of the Fund through an account at Northern Trust (or an affiliate) or an authorized intermediary.

If you purchase, sell (redeem) or exchange Shares Class shares through an authorized intermediary, you may be required to pay a commission and/or other forms of compensation to the intermediary. In addition, an authorized intermediary may impose different investment minimums than those set forth above. The Fund is not responsible for any investment minimums imposed by authorized intermediaries or for notifying shareholders of any changes to them.

On any business day, you may sell (redeem) or exchange shares through your account by contacting your Northern Trust account representative or authorized intermediary. If you purchase shares directly from the Trust, you may sell (redeem) or exchange your shares in one of the following ways:

∎	By Mail – Send a written request to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986.

∎	By Telephone – Authorize the telephone privilege on your New Account Application. Call 800-595-9111 to use the telephone privilege.

∎

By Wire – Authorize wire redemptions on your New Account Application and have proceeds sent by federal wire transfer to a previously designated bank account (the minimum redemption amount by this method is $250). You will be charged $15 for each wire redemption unless the designated bank account is maintained at Northern Trust or an affiliated bank. Call 800-595-9111 for instructions.

∎	By Systematic Withdrawal – If you own shares of the Fund with a minimum value of $10,000, you may elect to have a

SUMMARY PROSPECTUS	5	TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND

fixed sum redeemed at regular intervals and distributed in cash or reinvested in one or more other funds of the Trust. Call 800-595-9111 for an application form and additional information. The minimum amount is $250 per withdrawal.

∎

By Exchange – Complete the Exchange Privilege section of your New Account Application to exchange shares of one fund in the Trust for shares of another fund in the Trust. Shares being exchanged must have a value of at least $1,000 ($2,500 if a new account is being established by the exchange, $500 if the new account is an IRA). Call 800-595-9111 for more information.

∎

By Internet – You may initiate transactions between Northern Trust banking and Fund accounts by using Northern Trust Private Passport. For details and to sign up for this service, go to northerntrust.com/funds or contact your Relationship Manager.

TAX INFORMATION

The Fund’s distributions may be taxable as ordinary income or capital gains.

However, the Fund currently anticipates that a portion of its income dividends will be “exempt interest dividends” that are generally exempt from regular federal income tax. In certain instances, dividends paid by the Fund, while exempt from regular federal income tax, may be subject to the federal AMT. State and local income taxes may apply to all or a portion of the exempt-interest dividends paid by the Fund. Tax exempt institutions, IRAs and other tax advantaged retirement accounts will not gain an additional benefit through investment in the Fund because such investors are already tax-exempt.

PAYMENTS TO BROKERS-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

TAX-ADVANTAGED ULTRA-SHORT FIXED INCOME FUND	6	SUMMARY PROSPECTUS